AMERICA WEST AIRLINES, INC.
                    4000 East Sky Harbor Blvd.
                     Phoenix, Arizona  85034


                                               February 8, 1994




   TO THE PARTIES LISTED
     ON SCHEDULE I HERETO

             Re:  Amendment to Amended  and Restated Management
                  Letter  Agreement;  Consent to  Amendment  of
                  Bylaws

   Ladies and Gentlemen:

             Reference is  made  to the  Amended  and  Restated
   Management Letter Agreement, dated as of September 30, 1993 (the "Management Letter Agreement"), among America West Airlines, Inc. ("America West") and the parties listed on
   Schedule I hereto (collectively, the "Management Letter Agreement Lenders"). Except as otherwise defined herein, all capitalized terms used herein shall have the respective meanings stated or ascribed in the Management Letter Agreement.

             America West desires that clause (a) of the first sentence of paragraph 2 of the Management Letter Agreement be amended, effective as of December 31, 1993, by causing the final sub-clause thereof which begins with the words "in which event" to read as follows:

             in which event the Chairman of the Board shall be a member of the Board elected by the vote of at least two-thirds (2/3) of the remaining members of the Board

             America West further desires that clause (c) of the first sentence of paragraph 2 of the Management Letter
   Agreement be amended, effective as of December 31, 1993, to read in its entirety as follows:


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             (c)  one  member  of the  Board  (the  "Management
             Director") who (i) at all times prior to February 1, 1994 shall be the person then serving in accordance with the Bylaws as the President and Chief Executive Officer of the Borrower or, if no person shall then be serving as the President and Chief Executive Officer of the Borrower, the
             person   most  recently   having  served   as  the
             President  and  Chief  Executive  Officer  of  the
             Borrower, and (ii) at all times on and after February 1, 1994 shall be the person then serving
             in   accordance  with  the  Bylaws  as  the  Chief

             Operating  Officer  of   the  Borrower;  provided,
                                                      --------
             however,  that  there  may  be a  vacancy  in  the
             -------
             position of the Management Director during the period between February 1, 1994 and February 8, 1994.

   The amendments to the Management Letter Agreement set forth in the preceding paragraphs of this letter are referred to herein, collectively, as the "Management Letter Agreement
   Amendments".

             In addition, America West requests the consent of the Management Letter Agreement Lenders, acting as Required Lenders under the Credit Agreement, to the amendment of the Bylaws, effective as of December 31, 1993, to read in their entirety as set forth in Exhibit A attached hereto (such amendment of the Bylaws being referred to herein as the "Bylaw Amendment").

             Each Management Letter Agreement Lender is requested to indicate its agreement with the Management Letter Agreement Amendments and its consent to the Bylaw Amendment by signing this letter in the space provided below (which signature may be in any number of counterparts and by different Management Letter Agreement Lenders on separate counterparts, each of which counterparts, when signed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument). Upon signature by all of the Management Letter Agreement Lenders, (i) the Management Letter Agreement Amendments shall be deemed effective as of December 31, 1993, (ii) except as specifically amended by the Management Letter Agreement Amendments, the Management Letter Agreement shall remain in full force and effect as in existence on December 31, 1993 and shall be deemed to be ratified and confirmed in all respects by America West and the Management Letter Agreement Lenders, and (iii) the


   NY-66576.3                  -2-

   Management  Letter  Agreement  Lenders,  acting  as Required
   Lenders under the Credit Agreement, shall be deemed to have consented to the Bylaw Amendment effective as of December
   31, 1993.

                                 Very truly yours,


                                 AMERICA WEST AIRLINES, INC.




                                 By:  ___________________________

                                      Title: ____________________


   Agreed and consented as of
   the dates set forth above.


   GPA LEASING USA I, INC.


   By:  ________________________

        Title: _________________



   GPA LEASING USA SUB I, INC


   By:  ________________________

        Title: _________________



   B&B HOLDINGS, INC.
     d/b/a PHOENIX CARDINALS


   By:  ________________________

        Title: _________________



    BANK OF AMERICA ARIZONA


   By:  ________________________

        Title: _________________



   NY-66576.3                  -3-


   BANK ONE, ARIZONA, N.A.


   By:  ________________________

        Title: _________________



   COMMERCE AND ECONOMIC
     DEVELOPMENT COMMISSION



   By:  ________________________

        Title: _________________



   THE DIAL CORP.


   By:  ________________________

        Title: _________________


   DMB HOLDING LIMITED PARTNERSHIP


   By:  ________________________

        Title: _________________



   EL DORADO INVESTMENT COMPANY


   By:  ________________________

        Title: _________________



   FIRST INTERSTATE BANK OF
     ARIZONA, N.A.


   By:  ________________________

        Title: _________________




   NY-66576.3                  -4-


   PHELPS DODGE CORPORATION


   By:  ________________________

        Title: _________________



   PHOENIX NEWSPAPERS, INC.



   By:  ________________________

        Title: _________________



   PHOENIX SUNS LTD. PARTNERSHIP


   By:  ________________________

        Title: _________________


   NY-66576.3                  -5-

                                                     SCHEDULE I



   GPA Leasing USA I, Inc.
   c/o GPA Corporation
   Lee Farm Corporate Park
   83 Wooster Heights Road
   Danbury, Connecticut  06810


   GPA Leasing USA Sub I, Inc
   c/o GPA Corporation
   Lee Farm Corporate Park
   83 Wooster Heights Road
   Danbury, Connecticut  06810


   B&B Holdings, Inc.
     d/b/a Phoenix Cardinals
   8701 S. Hardy Drive
   Tempe, Arizona  85284


   Bank of America Arizona
   101 North First Avenue
   31st Floor
   Phoenix, Arizona  85003


   Bank One, Arizona, N.A.
   36th Floor
   241 North Central Avenue
   Phoenix, Arizona  85004


   Commerce and Economic
     Development Commission
   3800 N. Central Avenue
   Suite 1500
   Phoenix, Arizona  85007


   The Dial Corp.
   Dial Tower
   Phoenix, Arizona  85077-2348


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

   DMB Holding Limited Partnership
   4201 North 24th Street
   Phoenix, Arizona  85018


   El Dorado Investment Company
   400 E. Van Buren, Suite 650
   Phoenix, Arizona  85072-2132


   First Interstate Bank of
     Arizona, N.A.
   100 West Washington
   Phoenix, Arizona  85003


   Phelps Dodge Corporation
   2600 North Central Avenue
   Phoenix, Arizona  85004-3014


   Phoenix Newspapers, Inc.
   120 East Van Buren
   Phoenix, Arizona  85004


   Phoenix Suns Ltd. Partnership
   201 East Jefferson, 4th Floor
   Phoenix, Arizona  85004


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